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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 13, 1998



                       PIONEER NATURAL RESOURCES COMPANY
                      PIONEER NATURAL RESOURCES USA, INC.
           (Exact name of registrants as specified in their charters)



            DELAWARE                                       001-13245                            75-2702753
            DELAWARE                                        1-10193                             75-2516853
(State or other jurisdiction of                         (Commission File                      (IRS Employer
         incorporation)                                      Number)                        Identification No.)

   1400 WILLIAMS SQUARE WEST
   5205 NORTH O'CONNOR BLVD.
        IRVING, TEXAS 75039                                                                      75039
(Address of principal executive                                                                (Zip code)
            offices)


       Registrant's telephone number, including area code: (972) 444-9001

                                 NOT APPLICABLE
         (former name and former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      None.

(b)      None.

(c)      EXHIBITS

         99.1 Indenture, dated January 13, 1998, between Pioneer Natural Resources Company and The Bank of New York, as Trustee

         99.2 First Supplemental Indenture, dated as of January 13, 1998, among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc., as the subsidiary guarantor, and The Bank of New York, as Trustee

         99.3 Form of 6.50% Senior Notes Due 2008 of Pioneer Natural Resources Company

         99.4 Form of 7.20% Senior Notes Due 2028 of Pioneer Natural Resources Company

         99.5 Guarantee (2008 Notes), dated as of January 13, 1998, entered into by Pioneer Natural Resources USA, Inc.

         99.6 Guarantee (2028 Notes), dated as of January 13, 1998, entered into by Pioneer Natural Resources USA, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                             PIONEER NATURAL RESOURCES COMPANY
                                             (Registrant)




                                             By:   /s/ MARK L. WITHROW
                                                --------------------------------
                                             Name:     Mark L. Withrow
                                             Title:    Executive Vice President
                                                       and General Counsel





                                             PIONEER NATURAL RESOURCES USA, INC.
                                             (Registrant)




                                             By:   /s/ MARK L. WITHROW
                                                --------------------------------
                                             Name:     Mark L. Withrow
                                             Title:    Executive Vice President
                                                       and General Counsel



Date:  January 13, 1998





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                               INDEX TO EXHIBITS


    EXHIBIT
    NUMBER                                                                                                  PAGE
    -------                                                                                                 ----
     99.1               Indenture, dated January 13, 1998, between Pioneer Natural
                        Resources Company and The Bank of New York, as Trustee

     99.2               First Supplemental Indenture, dated as of January 13,
                        1998, among Pioneer Natural Resources Company, Pioneer Natural
                        Resources USA, Inc., as the subsidiary guarantor, and
                        The Bank of New York, as Trustee

     99.3               Form of 6.50% Senior Notes Due 2008 of Pioneer Natural Resources
                        Company

     99.4               Form of 7.20% Senior Notes Due 2028 of Pioneer Natural Resources
                        Company

     99.5               Guarantee (2008 Notes), dated as of January 13, 1998, entered into by Pioneer Natural Resources USA, Inc.

     99.6               Guarantee (2008 Notes), dated as of January 13, 1998, entered into by Pioneer Natural Resources USA, Inc.